UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2013

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania	17401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 225-4711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 13, 2013, P. H. Glatfelter Company (the “Company”) entered into a definitive Share Purchase Agreement (the “Agreement”) pursuant to which Glatfelter Gernsbach GmbH & Co. KG, a wholly-owned subsidiary of the Company (the “Purchaser”), agreed to acquire from Fortress Security Papers AG, a wholly-owned subsidiary of Fortress Paper Ltd. (the “Vendor”), all of the outstanding shares of Dresden Papier GmbH for an aggregate purchase price of €160 million (approximately $209 million), subject to a working capital adjustment (the “Acquisition”). The Company is guaranteeing any and all obligations of the Purchaser under the Agreement and Fortress Paper Ltd. is guaranteeing any and all obligations of the Vendor under the Agreement.

The Agreement provides for customary representations, warranties and covenants. The Acquisition is expected to close during the second quarter of 2013, subject to the receipt of required regulatory approvals and consents and the satisfaction or waiver of other customary closing conditions.

The Company intends to finance the Acquisition with a combination of cash on hand and borrowings under its revolving credit facility.

Item 7.01	Regulation FD Disclosure.

On March 13, 2013, the Company issued a press release (the “Press Release”) announcing its entry into the Agreement and the proposed Acquisition. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

On March 13, 2013, Dante C. Parrini, Chairman and Chief Executive Officer, and John P. Jacunski, Senior Vice President and Chief Financial Officer, of the Company, will host a conference call to discuss the proposed Acquisition. An investor slide presentation providing supplemental material related to the Acquisition will be discussed during the conference call. A copy of this investor presentation is attached hereto as Exhibit 99.2 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued March 13, 2013 announcing definitive agreement to acquire Dresden Papier GmbH

99.2	Investor Presentation Slides dated March 13, 2013 regarding definitive agreement to acquire Dresden Papier GmbH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

By:	/s/ John P. Jacunski
	Name:	John P. Jacunski
	Title:	Senior Vice President and Chief Financial Officer

Date: March 13, 2013

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued March 13, 2013 announcing definitive agreement to acquire Dresden Papier GmbH

99.2	Investor Presentation Slides dated March 13, 2013 regarding definitive agreement to acquire Dresden Papier GmbH